                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) June 6, 2005
                                                           ------------

                              Armor Holdings, Inc.
                              --------------------
             (Exact name of registrant as specified in its charter)

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          Delaware                        0-18863                          59-3392443
(State or other jurisdiction       (Commission File Number)    (IRS Employer Identification No.)
     of incorporation)
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13386 International Parkway, Jacksonville, Florida                         32218
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(Address of principal executive offices)                              (Zip Code)

        Registrant's telephone number, including area code (904) 741-5400
                                                           --------------

            --------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.
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         Set forth below is information in connection with the Registrant's weighted-average exercise price of options and the weighted-average life of outstanding options, in each case as of March 31, 2005. In addition, set forth below is information disclosing the number of shares of unvested restricted common stock awards and vested but deferred restricted common stock awards, in each case at December 31, 2004 and at March 31, 2005. On April 26, 2005, the
Registrant distributed the aggregate amount of the vested but deferred shares of restricted common stock that were awarded to each of Messrs. Warren B. Kanders and Robert R. Schiller less the number of shares withheld by the Registrant on behalf of Messrs. Kanders and Schiller to pay the applicable taxes incurred by
Messrs. Kanders and Schiller upon such distributions.

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STOCK OPTION AWARDS

Weighted-Average Exercise Price of 4,380,026 options outstanding as of March 31, 2005                          $29.08

Weighted-Average life of outstanding options as of March 31,2005                                             8.5 years

RESTRICTED COMMON STOCK AWARDS                                                                       As of
                                                                                        12/31/2004           3/31/2005
                                                                                        ----------           ---------
Unvested restricted shares                                                                234,620             249,137

Restricted shares vested but issuance deferred (NOTE 1)                                   350,000             350,000
                                                                                      ------------------ -------------------

                                                                                          584,620             599,137

NOTE 1                                   An aggregate of 350,000 shares were issued to Warren B. Kanders and Robert R. Schiller on
                                         April 26, 2005.

                                         Gross Shares Distributed                                             350,000
                                         Less amount withheld for payroll taxes                              (137,575)
                                                                                                        -------------------

                                         Net Amount issued, in the aggregate, to Warren B. Kanders
                                         and Robert R. Schiller                                               212,425
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 6, 2005

                      ARMOR HOLDINGS, INC.

                      By: /s/ Philip A. Baratelli
                          ------------------------------------------------------
                          Name:  Philip A. Baratelli
                          Title: Corporate Controller, Treasurer & Secretary